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                                                                 EXHIBIT (r)(3)

                               POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the person whose signature appears below hereby constitutes and appoints ROBERT S. SCHIMEK and RICHARD T. PISANO, or each of them, as his true and lawful attorneys-in fact and agents, to sign any and all amendments to the Registration Statements listed below, for which AMERICAN GENERAL LIFE INSURANCE COMPANY serves as Depositor and AMERICAN HOME ASSURANCE COMPANY serves as Guarantor, and to file the same, with all exhibits thereto, and other documents in connection therewith, as fully to all intents as he might or could do in person, including specifically, but without limiting the generality of the foregoing, to (i) take any action to comply with any rules, regulations or requirements of the Securities and Exchange Commission under the federal securities laws; (ii) make application for and secure any exemptions from the federal securities laws; (iii) register additional annuity contracts under the federal securities laws, if registration is deemed necessary. The undersigned hereby ratifies and confirms all that said attorneys-in-fact and agents or any of them, or their substitutes, shall do or cause to be done by virtue thereof.

REGISTRATION STATEMENTS:

              Registrant Name           File Nos.
              ---------------           ------------------------
              AGL SEPARATE ACCOUNT VL-R 333-129552 / 811-08561
                                        333-118318 / 811-08561
                                        333-109613 / 811-08561
                                        333-103361 / 811-08561
                                        333-82982 / 811-08561
                                        333-80191 / 811-08561
                                        333-65170 / 811-08561
                                        333-43264 / 811-08561

              AGL SEPARATE ACCOUNT D    333-109206 / 811-02441
                                        333-25549 / 811-02441

              AGL SEPARATE ACCOUNT      333-102300 / 811-06366
              VUL-2
                                        333-102299 / 811-06366


MERTON BERNARD AIDINOFF  Director                       October 21, 2005
------------------------
MERTON BERNARD AIDINOFF

CHARLES H. DANGELO       Director                       June 19, 2006
------------------------
CHARLES H. DANGELO

JOHN QUINLAN DOYLE       Director and President         October 21, 2005
------------------------
JOHN QUINLAN DOYLE

DAVID NEIL FIELDS        Director                       June 19, 2006
------------------------
DAVID NEIL FIELDS

KENNETH VINCENT HARKINS  Director                       June 19, 2006
------------------------
KENNETH VINCENT HARKINS

DAVID LAWRENCE HERZOG    Director                       October 21, 2005
------------------------
DAVID LAWRENCE HERZOG

WORTH GORDON KNIGHT, JR. Director                       August 21, 2007
------------------------
WORTH GORDON KNIGHT, JR.

ROBERT EDWARD LEWIS      Director                       October 21, 2005
------------------------
ROBERT EDWARD LEWIS

KRISTIAN PHILIP MOOR     Director and Chairman          October 21, 2005
------------------------
KRISTIAN PHILIP MOOR

WIN JAY NEUGER           Director                       October 21, 2005
------------------------
WIN JAY NEUGER

ROBERT MICHAEL SANDLER   Director                       October 21, 2005
------------------------
ROBERT MICHAEL SANDLER

ROBERT S. SCHIMEK        Director, Senior Vice          October 21, 2005
------------------------ President and Treasurer
ROBERT S. SCHIMEK

NICHOLAS SHAW TYLER      Director                       October 21, 2005
------------------------
NICHOLAS SHAW TYLER

NICHOLAS CHARLES WALSH   Director                       October 21, 2005
------------------------
NICHOLAS CHARLES WALSH